                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        January 28 , 2004
                                                  ------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          DELAWARE                   001-13403                  84-1032638
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri              64116
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     (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code     (816) 584-5000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

            (c) EXHIBITS. The following exhibits are filed herewith:

            99.1   Press Release dated January 28, 2004.

Item 12.  Results of Operations and Financial Condition.

         The information, including exhibits attached hereto, in this Current
Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current
Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

         On January 28, 2004, American Italian Pasta Company (the "Company")
issued a press release announcing first quarter results. The press release is set forth in Exhibit 99.1 hereto, is filed and incorporated herein by reference.

         In the press release and the accompanying Consolidated Statement of
Income for the three months ended January 2, 2004, the Company presented first quarter 2003 EPS before acquisition-related and plant start-up expenses. This is a non-GAAP financial measure presented because the Company believes this information provides investors with the ability to better assess expected business performance following the integration period for related acquisitions and following the start-up of the new Tolleson, Arizona manufacturing facility.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  January 28, 2004
                                           AMERICAN ITALIAN PASTA COMPANY

                                           By:  /s/ Warren Schmidgall
                                               ---------------------------------
                                                 Warren Schmidgall
                                                 Chief Financial Officer